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                                SERVICE AGREEMENT

BETWEEN:

TECNOCHANNEL TECHNOLOGIES SDN BHD
Block G Unit G G605 / 606
Phileo Damansara 1
No 9 Jalan 16/11
Off Jalan Damansara
46350 Petaling Jaya

hereinafter referred as "TecnoChannel"

AND

UNILEVER (MALAYSIA) HOLDING S/B
55, Jalan Bangsar
P.O.Box 11015
50900 Kuala Lumpur

hereinafter referred to as "Unilever"

WHEREAS

The parties hereby agree that TecnoChannel shall be appointed by Unilever to develop and maintain a website on the Internet ("the Website") and to conduct e-commerce by selling Unilever products ("the Products").


WHEREBY THE PARTIES AGREE as follows:

1.   TERM OF AGREEMENT

     The term of this agreement shall commence on 2 January 1999 for the period of 1 (one) year. This Agreement shall be deemed to continue to be in force on a yearly basis unless either party gives to the party not less than 90 days notice of termination in writing.

2.   CONDITION PRECEDENT

     TecnoChannel hereby represents to have obtained and to be in possession of all Government approvals, licenses and permits required for TecnoChannel to carry out its functions and obligations as set forth in this Agreement and that the said licenses and approvals continue to be existing and valid during the continuance of this Agreement.


3.   SERVICE OBLIGATIONS BY TECNOCHANNEL
     TecnoChannel shall:

     a. introduce the Products onto the Website and to conduct e-commerce on behalf of Unilever;
     b. create and ensure that the Website is updated from time to time with the latest information from Unilever in respect of the Products;
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     c.  use its best endeavor to ensure that the Website is well designed to attract consumers and enhance Unilever products;

     d. record and administer all responses from the customers which will form a database ("the Customer Database"). The ownership and copyright of the Consumer Database shall belong to UNILEVER (MALAYSIA) HOLDINGS SDN BHD;

     e. furnish to Unilever the Customer Database whenever requested by Unilever;

     f. respond to all orders from the consumers by raising Purchase Orders, sending the Purchase Orders to Unilever, collect the Products from Unilever central distribution centre in Shah Alam (Mayne Nickless Logistics) and deliver the Products to the consumers after order has been taken;

     g. use its best ability to deliver the Products to the consumer within 14 days from the date the order was made by the consumers in the Website;

     h. TecnoChannel shall comply strictly with the Company's technical instructions with regard to the handling of the Products;

     i. TecnoChannel shall distribute the Products in accordance with all the terms and conditions herein contained and shall not be entitled to charge any form of fee on the Company;

     j. shall ensure that Unilever is allowed to include any form of questionnaires in the Websites.

4.   PRICE

     (a) Unilever shall reserve the right to determine the price of the Products (RCP) featured in the Website and to change any of its product pricing.

     (b) Unilever will sell to Tecnochannel at    [***]     . The mark-up
         aforementioned may be varied from time to time depending on circumstances with mutual consent of both parties.

5.   EXCLUSIVITY

     (a) Tecnochannel undertakes that it shall not during the continuance of this Agreement, deal, trade or produce whether directly or through third parties any of the products which are alike or similar to or which perform the same or a similar function to or might otherwise compete or interfere with the sales of the Products.

     (b) Tecnochannel shall not during the continuance of this Agreement enter into any other similar agreements with any direct competitors of Unilever inclusive but not limited to Colgate, Proctor & Gamble, Lam Soon, Kao, Southern Lion, Tohtonku, Unza, Zaitun & Loreal.


[***] Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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6.   AGENT/ REPRESENTATIVE

     It is specifically understood and agreed that this Agreement does not constitute TecnoChannel as the agent or legal representative of the Company for any purpose whatsoever. Accordingly, TecnoChannel has no authority to assume or to create any obligation on behalf of or in the name of the Company.

7.   CONFIDENTIALITY

     TecnoChannel shall keep this Agreement confidential and shall not disclose to any third parties or employees regarding the Company, its Products and its business.

8.   TERMINATION

     Either party may terminate this Agreement by giving the other party 90 days notice in writing.

9.   NON-ASSIGNABILITY

     TecnoChannel shall not assign or sub-contract any rights or obligations under this Agreement in whole or in part to any third party without prior consent from Unilever.

10.  BINDING ON SUCCESSORS

     This Agreement shall be binding on the successors in title and the permitted assigns of the Parties hereto.


In witness whereof the parties hereto set their hands the day and above written.


Signed by:        /s/ Sze Tian Poh                   ]
                  ---------------------------
                      Sze Tian Poh

FOR AND BEHALF OF UNILEVER (MALAYSIA) HOLDINGS       ]
SDN BHD                                              ]
In presence of:   /s/ Garu Tan Sim Huan              ]
                  ---------------------------
                      Garu Tan Sim Huan

Signed by:        /s/ illegible
                  ---------------------------

FOR AND BEHALF OF TECNOCHANNEL TECHNOLOGIES SDN BHD]
Company's chop:                                      ]
                ---------------------------
I/C No        :                                      ]
                ---------------------------

In the presence of:  /s/ illegible
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